Exhibit 10.4
EXECUTION VERSION
________________________________________________________________________
INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT
dated as of April 1, 2022,
made by
the Incremental Lender party hereto,
relating to the
SENIOR SECURED
REVOLVING CREDIT AGREEMENT
dated as of February 21, 2019,

among
BARINGS BDC, INC.,
as Borrower,

The Subsidiary Guarantors Parties Thereto,
The Lenders Parties Thereto,
and
ING CAPITAL LLC,
as Administrative Agent
________________________________________________________________________

INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of April 1, 2022 and effective as of the Effective Date (as defined below), by and among BARINGS BDC, INC. (the “Borrower”), ENERGY HARDWARE HOLDINGS, INC. (“Energy Holdings”), BARINGS BDC FINANCE I, LLC (“Barings Finance”) and BARINGS BDC SENIOR FUNDING I LLC (together with Energy Holdings and Barings Finance, each a “Subsidiary Guarantor”), SUMITOMO MITSUI BANKING CORPORATION, as an assuming lender (the “Incremental Lender”) and ING CAPITAL LLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of February 21, 2019 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of December 3, 2019, that certain Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of December 29, 2021, that certain Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of February 25, 2022 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the several banks and other financial institutions or entities from time to time party to the Credit Agreement.
A.    The Borrower has requested that the Incremental Lender become a Lender under the Credit Agreement and provide additional Dollar Commitments on and as of the Effective Date in an aggregate principal amount equal to $100,000,000 (the “Incremental Commitment”) pursuant to Section 2.07(e) of the Credit Agreement.
B.    The Incremental Lender is willing to make the Incremental Commitment in the amount described on Annex I hereto on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2. Incremental Commitment. (a) Pursuant to Section 2.07(e) of the Credit Agreement and subject to the terms and conditions hereof, the Incremental Lender hereby agrees to make the Incremental Commitment to the Borrower effective on and as of the Effective Date. The Incremental Commitment shall constitute an additional “Commitment” in the form of a “Dollar Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents and the Effective Date shall be the “Commitment Increase Date” of the Incremental Commitment for purposes of Section 2.07(e) of the Credit Agreement.

(b)    The terms and provisions of any new Loans issued by the Incremental Lender and the Incremental Commitment of the Incremental Lender shall be identical to the other Loans and Dollar Commitments, as applicable, of the Lenders immediately prior to the Effective Date.
(c)    On the Effective Date, in connection with the adjustments, if any, to any outstanding Loans and participation interests contemplated by Section 2.07(e)(iv) of the Credit Agreement, the Incremental Lender shall make a payment to the Administrative Agent, for the account of the other Lenders, in an amount calculated by the Administrative Agent in accordance with such section, so that after giving effect to such payment and to the distribution thereof to the other Lenders in accordance with such section, the Loans are held ratably by the Lenders in accordance with the respective Dollar Commitments of such Lenders (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).
(d)    As of the Effective Date, the Incremental Lender shall become a “Dollar Lender” and a “Lender” under the Credit Agreement and shall have all rights and obligations of a Dollar Lender and a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto.
SECTION 3. Conditions Precedent to Incremental Commitment. This Agreement, and the Incremental Commitment of the Incremental Lender, shall become effective on and as of the Business Day on which the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):
(a)    the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Administrative Agent, the Issuing Bank and the Incremental Lender;
(b)    on the Effective Date, each of the conditions set forth or referred to in Section 2.07(e)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.07(e)(ii)(x) of the Credit Agreement, the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the Effective Date certifying as to the foregoing;
(c)    the Administrative Agent shall have received for the account of the Lenders the amounts, if any, payable under Section 2.14 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c) of this Agreement;
(d)    pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent shall have received all other reasonable and documented out-of-pocket fees, costs and expenses related to this Agreement due and owing on the Effective Date.
SECTION 4. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Incremental Lender that, as of the date hereof and as of the Effective Date:
(a)    This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    Each of the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(c)    No Default or Event of Default has occurred and is continuing on the Effective Date or will result from the Incremental Commitment.
SECTION 5. Representations, Warranties and Covenants of the Incremental Lender. The Incremental Lender (a) represents and warrants that (i) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Incremental Commitment, shall have the obligations of a Lender thereunder, (ii) it has received a copy of the Credit Agreement, together with copies of the most recent audited consolidated balance sheets, statements of operations, statement of changes in net assets, statements of cash flows and schedules of investments delivered pursuant to Section 5.01(a) thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make the Incremental Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (iii) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Incremental Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
SECTION 6. Consent and Reaffirmation. (a)  The Borrower and each Subsidiary Guarantor agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (b) the Borrower and each Subsidiary Guarantor acknowledges that the terms “Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured

Obligations” (each as defined in the Guarantee and Security Agreement) include any and all Loans made now or in the future by the Incremental Lender in respect of its Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower or the Subsidiary Guarantors, whether or not such interest or expenses are allowed as a claim in such proceeding), and (c) the Borrower and each Subsidiary Guarantor confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended prior to the Effective Date and supplemented hereby).
SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 8. Expenses. Pursuant to Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket fees, costs and expenses incurred by the Administrative Agent in connection with this Agreement, that are due and owing as of the date hereof, in accordance with the Credit Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent.
SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 10. Applicable Law; Jurisdiction; Consent to Service of Process; Other. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.
SECTION 11.     Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO

ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 12. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 13. No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.
SECTION 14. Electronic Execution of Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 15.    Acknowledgment and Consent. The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.07(e)(i) of the Credit Agreement within the time period required thereunder.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

BARINGS BDC, INC.,
as Borrower

By:	/s/ Jonathan Landsberg
Jonathan Landsberg
Treasurer

ENERGY HARDWARE HOLDINGS, INC.,
as Subsidiary Guarantor

By:	/s/ Jonathan Landsberg
Jonathan Landsberg
Treasurer

BARINGS BDC FINANCE I, LLC,
as Subsidiary Guarantor

By:	/s/ Jonathan Landsberg
Jonathan Landsberg
Treasurer

BARINGS BDC SENIOR FUNDING I, LLC
as Subsidiary Guarantor

By:	/s/ Jonathan Landsberg
Jonathan Landsberg
Treasurer

[Signature Page to Incremental Commitment and Assumption Agreement – BBDC]

ING CAPITAL LLC,
as Administrative Agent and as Issuing Bank

By:	/s/ Grace Fu
Name:	Grace Fu
Title:	Managing Director

By:	/s/ Ruben De Saegher
Name:	Ruben De Saegher
Title:	Vice President
[Signature Page to Incremental Commitment and Assumption Agreement – BBDC]

SUMITOMO MITSUI BANKING CORPORATION,
as Incremental Lender

By:	/s/ Shane Klein
Name:	Shane Klein
Title:	Managing Director

[Signature Page to Incremental Commitment and Assumption Agreement – BBDC]

ANNEX I

INCREMENTAL COMMITMENTS

Incremental Lender	Incremental Commitment (Dollar)
SUMITOMO MITSUI BANKING CORPORATION	$100,000,000
Total	$100,000,000